                                                                    EXHIBIT 99.2

                           CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of CheckFree Corporation (the "Company") on Form 10-Q for the fiscal quarter ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David E. Mangum, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                            /s/ David E. Mangum
                       --------------------------------------------------------
                       David E. Mangum, Executive Vice President and Chief Financial Officer of CheckFree Corporation
                       May 15, 2003

A signed original of this written statement required by Section 906 has been provided to CheckFree Corporation and will be retained by CheckFree Corporation and furnished to the Securities and Exchange Commission or its staff upon request.